UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

December 6, 2010 (November 30, 2010)

Date of Report

(Date of earliest event reported)

First Federal Bancshares of Arkansas, Inc.

(Exact name of registrant as specified in its charter)

Texas	0-28312	71-0785261
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1401 Highway 62-65 North, Harrison, Arkansas	72601
(Address of principal executive offices)	(Zip Code)

(870) 741-7641

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                                             Change in Registrant’s Certifying Accountant.

(a)  On October 20, 2010, First Federal Bancshares of Arkansas, Inc. (the “Company”) filed a Form 8-K (the “Original Form 8-K”) reporting that Deloitte & Touche LLP (“Deloitte”), the independent registered public accounting firm of the Company, notified the Company on October 14, 2010 that upon completion of Deloitte’s review of the Company’s interim condensed consolidated financial information as of and for the three and nine month periods ended September 30, 2010, Deloitte would resign as the Company’s independent registered public accounting firm. On November 30, 2010, the Company filed its quarterly report on Form 10-Q for the quarterly period ended September 30, 2010 and therefore Deloitte has resigned effective November 30, 2010 as the Company’s principal independent public accounting firm.

The matters in the Original Form 8-K related to the periods through October 20, 2010. On December 6, 2010, the Company is filing this Current Report on Form 8-K/A (the “Form 8-K/A”) to amend the Original Form 8-K to report that during the years ended December 31, 2009 and 2008, and the subsequent interim period through December 6, 2010, there were no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Deloitte’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the consolidated financial statements of the Company for such years.

None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred during the years ended December 31, 2009 and 2008 or during the subsequent interim period through December 6, 2010.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided Deloitte with a copy of the disclosures it is making in this Form 8-K/A prior to the time this Form 8-K/A was filed with the Securities and Exchange Commission (the “SEC”).  The Company requested that Deloitte furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein.  A copy of Deloitte’s letter dated December 6, 2010 is filed as Exhibit 16.1 hereto.

Item 9.01               Financial Statements and Exhibits

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           The following exhibit is included with this Report:

Exhibit No.	Description

16.1	Letter of Deloitte & Touche LLP dated December 6, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST FEDERAL BANCSHARES OF ARKANSAS, INC.

	By:	/s/ Larry J. Brandt
	Name:	Larry J. Brandt
	Title:	Chief Executive Officer

Date: December 6, 2010